UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06698

DWS EQUITY 500 INDEX PORTFOLIO

(FORMERLY SCUDDER EQUITY 500 INDEX PORTFOLIO)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

Annual Report
to Shareholders

DWS Equity 500 Index Fund

(formerly Scudder Equity 500 Index Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

DWS Equity 500 Index Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

DWS Equity 500 Index Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, the fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On May 19, 2003, the Investment Class of the fund was issued in conjunction with the combination of Equity 500 Index Fund — Investment (the "Acquired fund") and the fund. The Acquired fund was, and the fund is, a feeder fund investing all of its investable assets in the same master portfolio, the DWS Equity 500 Index Portfolio. Returns shown prior to May 19, 2003 are the actual returns of the Acquired fund and for the period after May 19, 2003 are those of the fund's Investment Class.

Average Annual Total Returns as of 12/31/05
DWS Equity 500 Index Fund	1-Year	3-Year	5-Year	10-Year
Investment Class	4.70%	14.11%	.29%	8.83%
Institutional Class	4.85%	14.25%	.43%	8.96%
S&P 500 Index+	4.91%	14.39%	.54%	9.07%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 12/31/05	$ 139.85	$ 141.29
12/31/04	$ 135.69	$ 137.10
Distribution Information: Twelve Months: Income Dividends as of 12/31/05	$ 2.15	$ 2.38
Institutional Class Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	166	6
3-Year	12	of	152	8
5-Year	9	of	135	7
10-Year	4	of	45	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Equity 500 Index Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,048,500	$1,491,400	$1,021,700	$2,358,100
	Average annual total return	4.85%	14.25%	.43%	8.96%
S&P 500 Index+	Growth of $1,000,000	$1,049,100	$1,497,000	$1,027,500	$2,383,600
	Average annual total return	4.91%	14.39%	.54%	9.07%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index Fund — Investment Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,470	$14,857	$10,146	$23,299
	Average annual total return	4.70%	14.11%	.29%	8.83%
S&P 500 Index+	Growth of $10,000	$10,491	$14,970	$10,275	$23,836
	Average annual total return	4.91%	14.39%	.54%	9.07%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return*	Investment Class	Institutional Class
Beginning Account Value 7/1//05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,056.50	$ 1,057.30
Expenses Paid per $1,000**	$ 1.30	$ .52
Hypothetical 5% Fund Return*	Investment Class	Institutional Class
Beginning Account Value 7/31/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,023.95	$ 1,024.70
Expenses Paid per $1,000**	$ 1.28	$ .51

* Expenses include amounts allocated proportionally from the Master Portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Investment Class	Institutional Class
DWS Equity 500 Index Fund	.25%	.10%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Equity 500 Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity 500 Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2005, NTI had approximately $618 billion of assets under management.

Portfolio Manager

Chad M. Rakvin, CFA

Vice President at NTI.

Team Leader — Domestic Index in the Quantitative Management Group of NTI.

Before joining NTI in 2004, associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group.

BS, Indiana University of Pennsylvania.

In the following interview, Portfolio Manager Chad M. Rakvin, of Northern Trust Investments, the fund's subadvisor, discusses the economic and market environment and DWS Equity 500 Index Fund's performance for the 12-month period ended December 31, 2005.

Q: How would you describe the economic and market environment over the last 12 months?

A: A year ago, there was considerable concern about the sustainability of the economic expansion, but almost all measures of economic activity have continued to move upward. Gross domestic product has increased at a rate of more than 3% for nearly three years, and recent polls indicate that economists expect a solid expansion to last into 2006.1 Employment, home ownership and consumer net worth increased, and consumer spending, which has been the main driver of the current expansion, remained relatively strong, despite the effect of rising energy prices on consumer sentiment.

1 Gross domestic product is the total market value of all final goods and services produced in a country in a given year.

2 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Business trends were also robust during the year. Corporate profits reached record levels, and business investment in capital projects and information technology continued to increase. Manufacturing activity was steady, and productivity continued to improve.

Expressing concern about inflation, the Federal Reserve Board (the Fed) raised the federal funds rate 13 times between June 2004 and December 2005, increasing the rate by more than three percentage points. While short-term rates have followed Fed moves, long-term rates remain close to historic lows, producing a very flat yield curve.2

Both stocks and bonds had positive returns in 2005, and returns of most asset classes were close to one another. The broad equity market, as measured by the S&P 500 Index, had a return of 4.91%.3 Growth stocks performed better than value stocks. The return of the Russell 1000 Value Index was 7.05%, while the Russell 1000 Growth Index had a return of 5.26%.4 Mid-cap stocks had significantly higher returns than large-cap or small-cap stocks. The return of the Russell Midcap Index was 12.65%, compared with 6.27% for the Russell 1000 Index, which tracks large-cap stocks, and 4.55% for the Russell 2000 Index, which measures the return of small-cap stocks.5 Foreign equity markets were stronger than the US market. The MSCI EAFE Index had a return of 13.54%.6 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a return of 2.43%.7 As the Fed continued to push short-term interest rates up, returns of three-month Treasury bills, which are regarded as cash equivalents, were 3.07%, providing a higher return than bonds for the year.

3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

4 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

5 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index.

6 The MSCI EAFE (Morgan Stanley Capital International Europe Australasia Far East) Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

7 The Lehman Brothers Aggregate Bond Index is an unmanaged market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: The fund returned 4.70% (Investment Class). Since the fund's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, the fund's return is normally close to the return of the index. (Past performance is no guarantee of future results. Please see pages 4 through 6 for more complete performance information.) Despite the fund's slight underperformance, we were able to gain ground back relative to the index by strategically deploying cash inflows into the fund on days the market was down, which created the opportunity to invest at the market's lower points.

Q: Which sectors within the S&P 500 Index had the best and worst performance?

A: In 2005, eight of the 10 industry sectors within the S&P 500 Index had positive returns. Driven by rising oil prices, energy was the strongest sector by far, with a return of 31.35%, followed by utilities, which had a return of 16.84%. Financials had a return of 6.48%, and health care returned 6.46%. Materials, consumer staples, industrials and information technology also had positive returns. The two weakest sectors were telecommunications  (-5.63%) and consumer discretionary (-6.28%).

Q: Which stocks had the greatest effect on performance?

A: It's not surprising, given the strength of the energy group, that many of the stocks that had the greatest effect were big oil companies, which have a heavy weight in the index and were up strongly; these include ExxonMobil Corp. and ConocoPhillips. Other energy stocks that had a significant positive impact because of strong performance were Valero Energy Corp., Burlington Resources, Inc., and Schlumberger Ltd. But the single stock that had the biggest positive impact, despite a relatively small weight, was Apple Computer, Inc., which was up more than 120%. Other stocks that were important to the positive performance of the index were Altria Group, Inc., UnitedHealth Group, Inc., Hewlett-Packard Co. and Amgen, Inc.

Stocks that had a strongly negative effect on the index's performance included Dell, Inc., International Business Machines Corp., Verizon Communications, Inc., Pfizer, Inc., Wal-Mart Stores, Inc., Fannie Mae and Comcast Corp. Among these stocks, only Fannie Mae was down more than 30%, but all except Fannie Mae have relatively high weights, between 0.6% and 1.7% in the index.

Q: What changes have been made in the S&P 500 Index over the last year?

A: Standard & Poor's adjusts the composition of the S&P 500 Index to reflect changes in the relative size of companies and changes in corporate ownership. Most changes result from merger and acquisition activity. During 2005, there were 19 additions to and 19 deletions from the index. Among the additions were E. W. Scripps Company, Genworth Financial, Inc., Tyson Foods, Inc., Weatherford International Ltd. and Ameriprise Financial, Inc., which was spun off by American Express. Viacom, Inc. and CBS Corp. replaced old Viacom Inc., which was divided to form these two companies. Deletions include MBNA Corp. (acquired by Bank of America), Georgia-Pacific Corp. (acquired by Koch Forest Products, Inc.), Gillette Co. (acquired by Procter & Gamble Co.), May Department Stores (acquired by Federated Department Stores, Inc.), Nextel Communications (merged with Sprint to form Sprint Nextel Corp.) and Veritas Software Corp. (acquired by Symantec Corp.). Delta Air Lines, Calpine Corp. and Delphi Corp. were deleted after filing for bankruptcy. Adolph Coors Company was replaced by Molson Coors Brewing Co., as Coors and Molson merged; Sears, Roebuck & Co. was replaced by Sears Holdings Corp., following the merger between Sears and Kmart Holding Corporation.

Another change made during the year was an adjustment in share counts used in calculating the index. Under the new system, only shares that are available to investors are used, rather than all of a company's outstanding shares, as in the past. This "float adjustment" excludes shares that are closely held by other publicly traded companies, control groups such as founders and management, or government agencies.

Q: Do you have other comments for shareholders?

A: Index funds, such as this one, offer investors the opportunity for broad market exposure at a relatively low cost.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	12/31/05	12/31/04

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Financials	22%	21%
Information Technology	15%	16%
Health Care	13%	13%
Industrials	11%	12%
Consumer Discretionary	11%	12%
Consumer Staples	10%	10%
Energy	9%	7%
Utilities	3%	3%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (20.1% of Net Assets)
1. General Electric Co. Industrial conglomerate	3.3%
2. ExxonMobil Corp. Explorer and producer of oil and gas	3.1%
3. Citigroup, Inc. Provider of diversified financial services	2.2%
4. Microsoft Corp. Developer of computer software	2.1%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.7%
6. Bank of America Corp. Provider of commercial banking services	1.6%
7. Johnson & Johnson Provider of health care products	1.6%
8. American International Group, Inc. Provider of insurance services	1.6%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.5%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments in the DWS Equity 500 Index Portfolio, at value	$ 2,584,748,992
Receivable for Fund shares sold	5,716,903
Other assets	16,216
Total assets	2,590,482,111
Liabilities
Payable for Fund shares redeemed	10,179,772
Accrued expenses and payables	272,937
Total liabilities	10,452,709
Net assets, at value	$ 2,580,029,402
Net Assets
Net assets consist of: Undistributed net investment income	751,581
Net unrealized appreciation (depreciation) on: Investments	1,416,585,492
Accumulated net realized gain (loss)	(232,679,744)
Paid-in capital	1,395,372,073
Net assets, at value	$ 2,580,029,402
Net Asset Value

Investment Class

Net Asset Value, offering and redemption price(a) per share ($768,250,120 ÷ 5,493,539 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 139.85

Institutional Class

Net Asset Value, offering and redemption price(a) per share (1,811,779,282 ÷ 12,822,827 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 141.29

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends	$ 46,751,534
Interest	559,973
Expenses*	(1,242,932)
Total Income	46,068,575
Expenses: Administrator service fee	3,178,342
Auditing	25,474
Legal	28,642
Trustees' fees and expenses	2,662
Reports to shareholders	69,716
Registration fees	61,335
Other	5,801
Total expenses before expense reductions	3,371,972
Expense reductions	(962,759)
Total expenses after expense reductions	2,409,213
Net investment income (loss)	43,659,362
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(34,180,956)
Futures	827,330
(33,353,626)
Net unrealized appreciation (depreciation) during the period on: Investments	107,792,171

Net gain (loss) on investment transactions	74,438,545
Net increase (decrease) in net assets resulting from operations	$ 118,097,907

* For the year ended December 31, 2005, the DWS Equity 500 Index Portfolio was reimbursed by the Advisor for fees in the amount of $335,112, which was allocated to the feeder funds on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 43,659,362	$ 47,626,454
Net realized gain (loss) on investment transactions	(33,353,626)	(64,937,691)
Net unrealized appreciation (depreciation) during the period on investment transactions	107,792,171	265,884,609
Net increase (decrease) in net assets resulting from operations	118,097,907	248,573,372
Distributions to shareholders from: Net investment income: Investment Class	(12,172,712)	(12,047,062)
Institutional Class	(30,652,857)	(35,384,296)
Fund share transactions: Proceeds from shares sold	553,556,902	604,745,108
Reinvestment of distributions	40,468,431	44,590,155
Cost of shares redeemed	(644,086,400)	(850,232,746)
Redemption fees	22,607	—
Net increase (decrease) in net assets from Fund share transactions	(50,038,460)	(200,897,483)
Increase (decrease) in net assets	25,233,878	244,531
Net assets at beginning of period	2,554,795,524	2,554,550,993
Net assets at end of period (includes undistributed net investment income of $751,581 and $304,403, respectively)	$ 2,580,029,402	$ 2,554,795,524

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class Years Ended December 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 135.69	$ 124.93	$ 106.22
Income (loss) from investment operations: Net investment income (loss)[b]	2.21	2.27	1.07
Net realized and unrealized gain (loss) on investment transactions	4.10	10.78	18.89
Total from investment operations	6.31	13.05	19.96
Less distributions from: Net investment income	(2.15)	(2.29)	(1.25)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 139.85	$ 135.69	$ 124.93
Total Return (%)[c]	4.70	10.57	18.88**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	768	727	573
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.36	.36	.36*
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.25	.25	.25*
Ratio of net investment income (loss) (%)	1.62	1.77	1.52*

[a] For the period from May 19, 2003 (commencement of operations of Investment Class shares) to December 31, 2003 (see Notes to Financial Statements).

[b] Based on average shares outstanding during period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class[c] Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 137.10	$ 126.22	$ 99.84	$ 130.19	$ 151.92
Income (loss) from investment operations: Net investment income (loss)	2.41[a]	2.46[a]	1.85[a]	1.71[a]	1.79
Net realized and unrealized gain (loss) on investment transactions	4.16	10.93	26.33	(30.42)	(20.07)
Total from investment operations	6.57	13.39	28.18	(28.71)	(18.28)
Less distributions from: Net investment income	(2.38)	(2.51)	(1.80)	(1.64)	(1.90)
Net realized gain on investment transactions	—	—	—	—	(1.55)
Total distributions	(2.38)	(2.51)	(1.80)	(1.64)	(3.45)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 141.29	$ 137.10	$ 126.22	$ 99.84	$ 130.19
Total Return (%)[b]	4.85	10.74	28.45	(22.12)	(12.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,812	1,828	1,982	1,394	1,448
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.11	.11	.11	.11	.11
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	1.77	1.92	1.69	1.52	1.25

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] On August 13, 2004, Premier Class shares of the Fund were renamed to Institutional Class shares.

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity 500 Index Fund (formerly Scudder Equity 500 Index Fund) (the "DWS Equity 500 Index Fund" or the "Fund"), is a diversified series of the DWS Institutional Funds (formerly Scudder Institutional Funds) (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the DWS Equity 500 Index Portfolio (formerly Scudder Equity 500 Index Portfolio) (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information. On December 31, 2005, the Fund owned approximately 78% of the DWS Equity 500 Index Portfolio.

The Fund offers two classes of shares: Institutional Class and Investment Class. Institutional Class and Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in the report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $227,255,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates which range from December 31, 2009 through December 31, 2013, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $5,770,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 751,581
Capital loss carryforwards	$ (227,255,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income	$ 42,825,569	$ 47,431,358

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of its respective Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a Fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. DeAM, Inc. is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended December 31, 2005, the Advisor and Administrator contractually agreed to waive a portion of their fees and reimburse expenses of each class to the extent necessary to maintain the annualized expenses at 0.10% for the Institutional Class and at 0.25% for the Investment Class, including expenses of the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.30% for the Investment Class and of 0.05% for the Institutional Class based on each classes' average daily net assets, computed and accrued daily and paid monthly. Accordingly, for the year ended December 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Amount Waived	Unpaid at December 31, 2005	Annual Effective Rate
Investment Class	2,295,164	824,933	131,261.19%
Institutional Class	883,178	137,826	73,823.04%
	$ 3,178,342	$ 962,759	$ 205,084

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,400, of which $6,600 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	1,722,037	$ 231,768,168	2,083,336	$ 264,476,642
Institutional Class	2,349,954	321,788,734	2,642,567	340,268,466
		$ 553,556,902		$ 604,745,108
Shares issued to shareholders in reinvestment of distributions
Investment Class	82,282	$ 11,186,416	85,355	$ 10,981,600
Institutional Class	213,076	29,282,015	259,565	33,608,555
		$ 40,468,431		$ 44,590,155
Shares redeemed
Investment Class	(1,668,321)	$ (225,239,467)	(1,397,026)	$ (177,602,413)
Institutional Class	(3,072,310)	(418,846,933)	(5,270,001)	(672,630,333)
		$ (644,086,400)		$ (850,232,746)
Redemption fees		$ 22,607		$ —
Net increase (decrease)
Investment Class	135,998	$ 17,717,190	771,665	$ 97,855,829
Institutional Class	(509,280)	(67,755,650)	(2,367,869)	(298,753,312)
		$ (50,038,460)		$ (200,897,483)

D. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

E. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Scudder Institutional Funds and Shareholders of DWS Equity 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Fund (formerly Scudder Equity 500 Index Fund) (hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $51,427,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account please call 1-800-294-4366.

Trustees and Officers

The following individuals hold the same position with the fund and the DWS Equity 500 Index Portfolio.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		54
Martin J. Gruber 7/15/37 Trustee since 1999

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).

		51
Richard J. Herring 2/18/46 Trustee since 1990 for the Fund and since 1999 for the DWS Equity 500 Index Portfolio	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Trustee since 1999 for the Fund and since 1991 for the DWS Equity 500 Index Portfolio	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[6,8] 12/14/56 Chief Legal Officer, since 2005

Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Institutional Funds of which this fund is a series and DWS Equity 500 Index Portfolio.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 10.7%
Auto Components 0.2%
Cooper Tire & Rubber Co.	18,702	286,515
Dana Corp.	43,481	312,194
Goodyear Tire & Rubber Co.*	50,696	881,096
Johnson Controls, Inc.	55,964	4,080,335
		5,560,140
Automobiles 0.3%
Ford Motor Co.	541,385	4,179,492
General Motors Corp.	166,771	3,238,693
Harley-Davidson, Inc.	80,151	4,126,975
		11,545,160
Distributors 0.1%
Genuine Parts Co.	50,478	2,216,994
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	42,683	2,580,614
H&R Block, Inc.	95,182	2,336,718
		4,917,332
Hotels Restaurants & Leisure 1.5%
Carnival Corp.	127,097	6,795,877
Darden Restaurants, Inc.	40,480	1,573,863
Harrah's Entertainment, Inc.	53,918	3,843,814
Hilton Hotels Corp.	96,239	2,320,322
International Game Technology	99,164	3,052,268
Marriott International, Inc. "A"	48,232	3,230,097
McDonald's Corp.	367,556	12,393,988
Starbucks Corp.*	224,508	6,737,485
Starwood Hotels & Resorts Worldwide, Inc.	63,412	4,049,490
Wendy's International, Inc.	33,280	1,839,053
YUM! Brands, Inc.	82,691	3,876,554
		49,712,811
Household Durables 0.7%
Black & Decker Corp.	22,952	1,995,906
Centex Corp.	37,404	2,674,012
D.R. Horton, Inc.	79,500	2,840,535
Fortune Brands, Inc.	42,454	3,312,261
KB Home	23,072	1,676,412
Leggett & Platt, Inc.	55,166	1,266,611
Lennar Corp. "A"	40,300	2,459,106
Maytag Corp.	23,339	439,240
Newell Rubbermaid, Inc.	79,650	1,894,077
Pulte Homes, Inc.	63,256	2,489,756
Snap-on, Inc.	16,732	628,454
The Stanley Works	21,253	1,020,994
Whirlpool Corp.	19,534	1,636,168
		24,333,532
Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	81,112	3,824,431
eBay, Inc.*	335,632	14,516,084
		18,340,515
Leisure Equipment & Products 0.2%
Brunswick Corp.	27,830	1,131,568
Eastman Kodak Co.	84,331	1,973,345
Hasbro, Inc.	51,402	1,037,292
Mattel, Inc.	119,714	1,893,876
		6,036,081
Media 3.3%
Clear Channel Communications, Inc.	158,563	4,986,811
Comcast Corp. "A"*	634,227	16,464,533
Dow Jones & Co., Inc.	18,122	643,150
E.W. Scripps Co. "A"	25,000	1,200,500
Gannett Co., Inc.	70,369	4,262,250
Interpublic Group of Companies, Inc.*	122,195	1,179,182
Knight Ridder, Inc.	20,082	1,271,190
McGraw-Hill Companies, Inc.	108,874	5,621,165
Meredith Corp.	13,438	703,345
New York Times Co. "A"	42,073	1,112,831
News Corp. "A"	710,600	11,049,830
Omnicom Group, Inc.	52,868	4,500,653
Time Warner, Inc.	1,362,912	23,769,185
Tribune Co.	76,797	2,323,877
Univision Communications, Inc. "A"*	65,297	1,919,079
Viacom, Inc. "B"*	451,309	14,712,673
Walt Disney Co.	561,740	13,464,908
		109,185,162
Multiline Retail 1.1%
Big Lots, Inc.*	32,596	391,478
Dillard's, Inc. "A"	18,868	468,304
Dollar General Corp.	93,736	1,787,545
Family Dollar Stores, Inc.	45,372	1,124,772
Federated Department Stores, Inc.	77,575	5,145,550
J.C. Penney Co., Inc.	67,775	3,768,290
Kohl's Corp.*	100,738	4,895,867
Nordstrom, Inc.	63,832	2,387,317
Sears Holdings Corp.*	29,238	3,377,866
Target Corp.	256,791	14,115,801
		37,462,790
Specialty Retail 2.2%
AutoNation, Inc.*	52,700	1,145,171
AutoZone, Inc.*	16,108	1,477,909
Bed Bath & Beyond, Inc.*	86,366	3,122,131
Best Buy Co., Inc.	118,272	5,142,467
Circuit City Stores, Inc.	45,733	1,033,108
Home Depot, Inc.	620,399	25,113,751
Limited Brands, Inc.	102,011	2,279,946
Lowe's Companies, Inc.	227,787	15,184,281
Office Depot, Inc.*	93,459	2,934,613
OfficeMax, Inc.	21,378	542,146
RadioShack Corp.	39,095	822,168
Staples, Inc.	213,373	4,845,701
The Gap, Inc.	169,258	2,985,711
The Sherwin-Williams Co.	33,205	1,508,171
Tiffany & Co.	42,016	1,608,793
TJX Companies, Inc.	135,699	3,152,288
		72,898,355
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	111,000	3,700,740
Jones Apparel Group, Inc.	34,060	1,046,323
Liz Claiborne, Inc.	31,406	1,124,963
NIKE, Inc. "B"	55,708	4,834,897
Reebok International Ltd.	15,871	924,168
VF Corp.	27,040	1,496,394
		13,127,485
Consumer Staples 9.5%
Beverages 2.1%
Anheuser-Busch Companies, Inc.	227,480	9,772,541
Brown-Forman Corp. "B"	24,178	1,676,019
Coca-Cola Co.	604,535	24,368,806
Coca-Cola Enterprises, Inc.	88,024	1,687,420
Constellation Brands, Inc. "A"*	57,800	1,516,094
Molson Coors Brewing Co. "B"	17,202	1,152,362
Pepsi Bottling Group, Inc.	40,062	1,146,174
PepsiCo, Inc.	484,550	28,627,214
		69,946,630
Food & Staples Retailing 2.3%
Albertsons, Inc.	107,889	2,303,430
Costco Wholesale Corp.	138,433	6,848,281
CVS Corp.	237,518	6,275,226
Kroger Co.*	210,163	3,967,877
Safeway, Inc.	130,807	3,094,894
SUPERVALU, Inc.	38,802	1,260,289
Sysco Corp.	181,890	5,647,684
Wal-Mart Stores, Inc.	729,554	34,143,127
Walgreen Co.	295,578	13,082,282
		76,623,090
Food Products 1.1%
Archer-Daniels-Midland Co.	190,053	4,686,707
Campbell Soup Co.	54,009	1,607,848
ConAgra Foods, Inc.	150,552	3,053,195
General Mills, Inc.	104,150	5,136,678
H.J. Heinz Co.	98,154	3,309,753
Kellogg Co.	74,834	3,234,325
McCormick & Co., Inc.	39,500	1,221,340
Sara Lee Corp.	222,739	4,209,767
The Hershey Co.	52,860	2,920,515
Tyson Foods, Inc. "A"	73,000	1,248,300
William Wrigley Jr. Co.	52,382	3,482,879
Whole Foods Market	40,200	3,111,078
		37,222,385
Household Products 2.3%
Clorox Co.	43,932	2,499,291
Colgate-Palmolive Co.	151,668	8,318,990
Kimberly-Clark Corp.	136,507	8,142,643
Procter & Gamble Co.	978,896	56,658,500
		75,619,424
Personal Products 0.2%
Alberto-Culver Co.	22,987	1,051,655
Avon Products, Inc.	135,770	3,876,234
		4,927,889
Tobacco 1.5%
Altria Group, Inc.	608,152	45,441,118
Reynolds American, Inc.	25,045	2,387,540
UST, Inc.	48,351	1,974,171
		49,802,829
Energy 9.3%
Energy Equipment & Services 1.7%
Baker Hughes, Inc.	100,873	6,131,061
BJ Services Co.	95,728	3,510,346
Halliburton Co.	152,860	9,471,205
Nabors Industries Ltd.*	45,719	3,463,214
National-Oilwell Varco, Inc.*	50,500	3,166,350
Noble Corp.	39,924	2,816,239
Rowan Companies, Inc.	31,239	1,113,358
Schlumberger Ltd.	173,272	16,833,375
Transocean, Inc.*	96,000	6,690,240
Weatherford International Ltd.*	96,200	3,482,440
		56,677,828
Oil, Gas & Consumable Fuels 7.6%
Amerada Hess Corp.	23,355	2,961,881
Anadarko Petroleum Corp.	69,234	6,559,922
Apache Corp.	95,974	6,576,139
Burlington Resources, Inc.	111,312	9,595,094
Chevron Corp.	655,656	37,221,591
ConocoPhillips	405,190	23,573,954
Devon Energy Corp.	132,404	8,280,546
El Paso Corp.	191,998	2,334,696
EOG Resources, Inc.	70,100	5,143,237
ExxonMobil Corp.	1,817,268	102,075,944
Kerr-McGee Corp.	33,667	3,058,984
Kinder Morgan, Inc.	28,559	2,626,000
Marathon Oil Corp.	107,994	6,584,394
Murphy Oil Corp.	48,600	2,623,914
Occidental Petroleum Corp.	117,431	9,380,388
Sunoco, Inc.	39,872	3,125,167
Valero Energy Corp.	179,800	9,277,680
Williams Companies, Inc.	168,923	3,913,946
XTO Energy, Inc.	105,000	4,613,700
		249,527,177
Financials 21.2%
Banks 6.3%
AmSouth Bancorp.	102,599	2,689,120
Bank of America Corp.	1,172,912	54,129,889
BB&T Corp.	159,618	6,689,590
Comerica, Inc.	48,857	2,773,123
Compass Bancshares, Inc.	35,400	1,709,466
Fifth Third Bancorp.	162,191	6,117,845
First Horizon National Corp.	35,691	1,371,962
Golden West Financial Corp.	74,656	4,927,296
Huntington Bancshares, Inc.	67,496	1,603,030
KeyCorp.	118,883	3,914,817
M&T Bank Corp.	24,300	2,649,915
Marshall & Ilsley Corp.	61,355	2,640,719
National City Corp.	166,123	5,576,749
North Fork Bancorp., Inc.	138,948	3,801,617
PNC Financial Services Group, Inc.	84,561	5,228,407
Regions Financial Corp.	133,031	4,544,339
Sovereign Bancorp, Inc.	104,811	2,266,014
SunTrust Banks, Inc.	105,792	7,697,426
Synovus Financial Corp.	89,421	2,415,261
US Bancorp.	533,915	15,958,719
Wachovia Corp.	459,848	24,307,565
Washington Mutual, Inc.	288,159	12,534,917
Wells Fargo & Co.	488,378	30,684,790
Zions Bancorp.	25,656	1,938,567
		208,171,143
Capital Markets 3.2%
Ameriprise Financial, Inc.	72,508	2,972,828
Bank of New York Co., Inc.	227,031	7,230,937
Bear Stearns Companies, Inc.	32,608	3,767,202
Charles Schwab Corp.	303,597	4,453,768
E*TRADE Financial Corp.*	107,400	2,240,364
Federated Investors, Inc. "B"	24,700	914,888
Franklin Resources, Inc.	43,371	4,077,308
Janus Capital Group, Inc.	65,979	1,229,189
Lehman Brothers Holdings, Inc.	78,922	10,115,433
Mellon Financial Corp.	122,401	4,192,234
Merrill Lynch & Co., Inc.	270,604	18,328,009
Morgan Stanley	314,764	17,859,710
Northern Trust Corp.	54,505	2,824,449
State Street Corp.	96,234	5,335,213
T. Rowe Price Group, Inc.	37,576	2,706,599
The Goldman Sachs Group, Inc.	131,669	16,815,448
		105,063,579
Consumer Finance 1.3%
American Express Co.	362,543	18,656,463
Capital One Financial Corp.	84,458	7,297,171
MBNA Corp.	367,505	9,977,761
SLM Corp.	121,965	6,719,052
		42,650,447
Diversified Financial Services 4.7%
CIT Group, Inc.	58,900	3,049,842
Citigroup, Inc.	1,477,460	71,701,134
Countrywide Financial Corp.	173,744	5,940,307
Fannie Mae	284,828	13,902,455
Freddie Mac	201,831	13,189,656
JPMorgan Chase & Co.	1,021,913	40,559,727
MGIC Investment Corp.	27,863	1,833,942
Moody's Corp.	72,500	4,452,950
		154,630,013
Insurance 5.0%
ACE Ltd.	89,928	4,805,752
AFLAC, Inc.	146,444	6,797,931
Allstate Corp.	195,970	10,596,098
Ambac Financial Group, Inc.	31,434	2,422,304
American International Group, Inc.	758,748	51,769,376
Aon Corp.	92,887	3,339,288
Chubb Corp.	57,779	5,642,119
Cincinnati Financial Corp.	50,234	2,244,455
Genworth Financial, Inc. "A"	110,600	3,824,548
Hartford Financial Services Group, Inc.	87,446	7,510,737
Jefferson-Pilot Corp.	39,388	2,242,359
Lincoln National Corp.	50,378	2,671,545
Loews Corp.	39,762	3,771,426
Marsh & McLennan Companies, Inc.	156,432	4,968,280
MBIA, Inc.	39,146	2,355,023
MetLife, Inc.	221,211	10,839,339
Principal Financial Group, Inc.	81,719	3,875,932
Progressive Corp.	57,347	6,696,983
Prudential Financial, Inc.	147,516	10,796,696
Safeco Corp.	36,289	2,050,329
The St. Paul Travelers Companies, Inc.	197,375	8,816,741
Torchmark Corp.	30,410	1,690,796
UnumProvident Corp.	85,694	1,949,539
XL Capital Ltd. "A"	51,132	3,445,274
		165,122,870
Real Estate 0.7%
Apartment Investment & Management Co. "A" (REIT)	29,200	1,105,804
Archstone-Smith Trust (REIT)	61,100	2,559,479
Equity Office Properties Trust (REIT)	118,611	3,597,472
Equity Residential (REIT)	83,160	3,253,219
Plum Creek Timber Co., Inc. (REIT)	52,524	1,893,490
ProLogis (REIT)	71,100	3,321,792
Public Storage, Inc. (REIT)	24,500	1,659,140
Simon Property Group, Inc. (REIT)	54,634	4,186,603
Vornado Realty Trust (REIT)	34,800	2,904,756
		24,481,755
Health Care 13.2%
Biotechnology 1.5%
Amgen, Inc.*	361,524	28,509,783
Applera Corp. — Applied Biosystems Group	56,435	1,498,914
Biogen Idec, Inc.*	98,871	4,481,822
Chiron Corp.*	31,827	1,415,028
Genzyme Corp.*	75,440	5,339,643
Gilead Sciences, Inc.*	133,460	7,024,000
MedImmune, Inc.*	71,237	2,494,720
		50,763,910
Health Care Equipment & Supplies 2.1%
Bausch & Lomb, Inc.	16,101	1,093,258
Baxter International, Inc.	181,998	6,852,225
Becton, Dickinson & Co.	72,492	4,355,319
Biomet, Inc.	73,075	2,672,353
Boston Scientific Corp.*	172,506	4,224,672
C.R. Bard, Inc.	31,294	2,062,900
Fisher Scientific International, Inc.*	36,000	2,226,960
Guidant Corp.	96,882	6,273,110
Hospira, Inc.*	46,422	1,985,933
Medtronic, Inc.	353,799	20,368,208
Millipore Corp.*	14,381	949,721
PerkinElmer, Inc.	37,263	877,916
St. Jude Medical, Inc.*	106,526	5,347,605
Stryker Corp.	84,848	3,769,797
Thermo Electron Corp.*	46,228	1,392,850
Waters Corp.*	34,105	1,289,169
Zimmer Holdings, Inc.*	72,208	4,869,708
		70,611,704
Health Care Providers & Services 3.2%
Aetna, Inc.	84,698	7,987,868
AmerisourceBergen Corp.	60,648	2,510,827
Cardinal Health, Inc.	124,668	8,570,925
Caremark Rx, Inc.*	131,500	6,810,385
CIGNA Corp.	37,525	4,191,542
Coventry Health Care, Inc.*	46,858	2,669,032
Express Scripts, Inc.*	43,400	3,636,920
HCA, Inc.	105,588	5,332,194
Health Management Associates, Inc. "A"	70,333	1,544,513
Humana, Inc.*	47,451	2,578,013
IMS Health, Inc.	65,506	1,632,409
Laboratory Corp. of America Holdings*	39,300	2,116,305
Manor Care, Inc.	23,109	919,045
McKesson Corp.	90,115	4,649,033
Medco Health Solutions, Inc.*	88,888	4,959,950
Patterson Companies, Inc.*	40,300	1,346,020
Quest Diagnostics, Inc.	48,602	2,502,031
Tenet Healthcare Corp.*	134,848	1,032,936
UnitedHealth Group, Inc.	401,624	24,956,915
WellPoint, Inc.*	192,716	15,376,810
		105,323,673
Pharmaceuticals 6.4%
Abbott Laboratories	453,022	17,862,657
Allergan, Inc.	37,939	4,095,894
Bristol-Myers Squibb Co.	571,436	13,131,599
Eli Lilly & Co.	331,247	18,745,268
Forest Laboratories, Inc.*	98,881	4,022,479
Johnson & Johnson	868,801	52,214,940
King Pharmaceuticals, Inc.*	69,775	1,180,593
Merck & Co., Inc.	646,206	20,555,813
Mylan Laboratories, Inc.	63,700	1,271,452
Pfizer, Inc.	2,152,893	50,205,465
Schering-Plough Corp.	432,552	9,018,709
Watson Pharmaceuticals, Inc.*	30,007	975,528
Wyeth	391,809	18,050,641
		211,331,038
Industrials 11.3%
Aerospace & Defense 2.2%
Boeing Co.	235,820	16,563,997
General Dynamics Corp.	58,630	6,686,752
Goodrich Corp.	34,738	1,427,732
Honeywell International, Inc.	246,068	9,166,033
L-3 Communications Holdings, Inc.	34,500	2,565,075
Lockheed Martin Corp.	104,826	6,670,078
Northrop Grumman Corp.	103,750	6,236,413
Raytheon Co.	130,423	5,236,483
Rockwell Collins, Inc.	51,044	2,372,015
United Technologies Corp.	297,440	16,629,870
		73,554,448
Air Freight & Logistics 1.0%
FedEx Corp.	88,501	9,150,118
Ryder System, Inc.	19,090	783,072
United Parcel Service, Inc. "B"	322,770	24,256,166
		34,189,356
Airlines 0.1%
Southwest Airlines Co.	205,891	3,382,789
Building Products 0.2%
American Standard Companies, Inc.	53,152	2,123,422
Masco Corp.	124,305	3,752,768
		5,876,190
Commercial Services & Supplies 0.7%
Allied Waste Industries, Inc.*	66,546	581,612
Avery Dennison Corp.	31,731	1,753,772
Cendant Corp.	300,473	5,183,159
Cintas Corp.	41,366	1,703,452
Equifax, Inc.	38,009	1,445,102
Monster Worldwide, Inc.*	34,189	1,395,595
Pitney Bowes, Inc.	66,685	2,817,441
R.R. Donnelley & Sons Co.	61,521	2,104,634
Robert Half International, Inc.	49,175	1,863,241
Waste Management, Inc.	166,440	5,051,454
		23,899,462
Construction & Engineering 0.1%
Fluor Corp.	25,104	1,939,535
Electrical Equipment 0.5%
American Power Conversion Corp.	51,197	1,126,334
Cooper Industries Ltd. "A"	26,501	1,934,573
Emerson Electric Co.	120,670	9,014,049
Rockwell Automation, Inc.	52,856	3,126,961
		15,201,917
Industrial Conglomerates 4.4%
3M Co.	221,966	17,202,365
General Electric Co.	3,085,865	108,159,568
Textron, Inc.	38,627	2,973,507
Tyco International Ltd.	587,929	16,967,631
		145,303,071
Machinery 1.4%
Caterpillar, Inc.	199,468	11,523,266
Cummins, Inc.	13,423	1,204,446
Danaher Corp.	69,422	3,872,359
Deere & Co.	70,396	4,794,672
Dover Corp.	58,759	2,379,152
Eaton Corp.	43,054	2,888,493
Illinois Tool Works, Inc.	59,771	5,259,250
Ingersoll-Rand Co., Ltd. "A"	96,654	3,901,922
ITT Industries, Inc.	26,946	2,770,588
Navistar International Corp.*	19,171	548,674
PACCAR, Inc.	49,685	3,439,692
Pall Corp.	35,810	961,857
Parker Hannifin Corp.	34,368	2,266,913
		45,811,284
Road & Rail 0.7%
Burlington Northern Santa Fe Corp.	109,086	7,725,470
CSX Corp.	63,626	3,230,292
Norfolk Southern Corp.	117,944	5,287,430
Union Pacific Corp.	77,065	6,204,503
		22,447,695
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	22,162	1,575,718
Information Technology 15.0%
Communications Equipment 2.7%
ADC Telecommunications, Inc.*	33,732	753,573
Andrew Corp.*	47,067	505,029
Avaya, Inc.*	125,955	1,343,940
CIENA Corp.*	164,589	488,829
Cisco Systems, Inc.*	1,793,964	30,712,664
Comverse Technologies, Inc.*	57,305	1,523,740
Corning, Inc.*	430,090	8,455,569
JDS Uniphase Corp.*	491,619	1,160,221
Lucent Technologies, Inc.*	1,298,595	3,454,263
Motorola, Inc.	726,696	16,416,063
QUALCOMM, Inc.	481,454	20,741,038
Scientific-Atlanta, Inc.	44,917	1,934,575
Tellabs, Inc.*	132,030	1,439,127
		88,928,631
Computers & Peripherals 3.7%
Apple Computer, Inc.*	246,178	17,697,736
Dell, Inc.*	687,347	20,613,537
EMC Corp.*	698,162	9,508,967
Gateway, Inc.*	86,725	217,680
Hewlett-Packard Co.	837,036	23,964,341
International Business Machines Corp.	461,320	37,920,504
Lexmark International, Inc. "A"*	34,257	1,535,741
NCR Corp.*	54,098	1,836,086
Network Appliance, Inc.*	107,309	2,897,343
QLogic Corp.*	23,500	763,985
Sun Microsystems, Inc.*	1,003,865	4,206,194
		121,162,114
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	120,741	4,019,468
Jabil Circuit, Inc.*	51,275	1,901,790
Molex, Inc.	42,286	1,097,322
Sanmina-SCI Corp.*	153,838	655,350
Solectron Corp.*	281,527	1,030,389
Symbol Technologies, Inc.	70,019	897,643
Tektronix, Inc.	25,510	719,637
		10,321,599
Internet Software & Services 0.4%
Yahoo!, Inc.*	366,322	14,352,496
IT Consulting & Services 1.0%
Affiliated Computer Services, Inc. "A"*	36,300	2,148,234
Automatic Data Processing, Inc.	168,337	7,724,985
Computer Sciences Corp.*	53,732	2,720,988
Convergys Corp.*	40,940	648,899
Electronic Data Systems Corp.	151,619	3,644,921
First Data Corp.	223,088	9,595,015
Fiserv, Inc.*	53,850	2,330,089
Paychex, Inc.	97,267	3,707,818
Sabre Holdings Corp.	39,146	943,810
Unisys Corp.*	97,084	566,000
		34,030,759
Office Electronics 0.1%
Xerox Corp.*	280,356	4,107,215
Semiconductors & Semiconductor Equipment 3.2%
Advanced Micro Devices, Inc.*	116,197	3,555,628
Altera Corp.*	107,643	1,994,625
Analog Devices, Inc.	108,668	3,897,921
Applied Materials, Inc.	474,135	8,505,982
Applied Micro Circuits Corp.*	91,883	236,139
Broadcom Corp. "A"*	82,980	3,912,507
Freescale Semiconductor, Inc. "B"*	118,243	2,976,176
Intel Corp.	1,770,682	44,196,223
KLA-Tencor Corp.	56,985	2,811,070
Linear Technology Corp.	89,006	3,210,447
LSI Logic Corp.*	112,455	899,640
Maxim Integrated Products, Inc.	95,643	3,466,102
Micron Technology, Inc.*	179,549	2,389,797
National Semiconductor Corp.	101,166	2,628,293
Novellus Systems, Inc.*	39,982	964,366
NVIDIA Corp.*	49,199	1,798,716
PMC-Sierra, Inc.*	52,002	400,935
Teradyne, Inc.*	56,958	829,878
Texas Instruments, Inc.	474,148	15,205,926
Xilinx, Inc.	101,113	2,549,059
		106,429,430
Software 3.6%
Adobe Systems, Inc.	175,204	6,475,540
Autodesk, Inc.	66,748	2,866,827
BMC Software, Inc.*	64,069	1,312,774
Citrix Systems, Inc.*	48,914	1,407,745
Computer Associates International, Inc.	134,015	3,777,883
Compuware Corp.*	112,821	1,012,004
Electronic Arts, Inc.*	87,806	4,593,132
Intuit, Inc.*	51,833	2,762,699
Mercury Interactive Corp.*	24,379	677,492
Microsoft Corp.	2,673,585	69,914,248
Novell, Inc.*	114,582	1,011,759
Oracle Corp.*	1,098,329	13,410,597
Parametric Technology Corp.*	77,703	473,988
Siebel Systems, Inc.	155,033	1,640,249
Symantec Corp.*	315,806	5,526,605
		116,863,542
Materials 3.0%
Chemicals 1.5%
Air Products & Chemicals, Inc.	65,090	3,852,677
Ashland, Inc.	21,304	1,233,501
Dow Chemical Co.	281,791	12,348,082
E.I. du Pont de Nemours & Co.	268,452	11,409,210
Eastman Chemical Co.	23,786	1,227,120
Ecolab, Inc.	53,742	1,949,222
Engelhard Corp.	35,361	1,066,134
Hercules, Inc.*	32,330	365,329
International Flavors & Fragrances, Inc.	23,816	797,836
Monsanto Co.	78,492	6,085,485
PPG Industries, Inc.	49,162	2,846,480
Praxair, Inc.	94,228	4,990,315
Rohm & Haas Co.	42,489	2,057,317
Sigma-Aldrich Corp.	19,934	1,261,623
		51,490,331
Construction Materials 0.1%
Vulcan Materials Co.	29,331	1,987,175
Containers & Packaging 0.2%
Ball Corp.	30,324	1,204,469
Bemis Co., Inc.	30,930	862,019
Pactiv Corp.*	43,249	951,478
Sealed Air Corp.*	24,136	1,355,719
Temple-Inland, Inc.	32,262	1,446,951
		5,820,636
Metals & Mining 0.8%
Alcoa, Inc.	255,151	7,544,815
Allegheny Technologies, Inc.	24,579	886,810
Freeport-McMoRan Copper & Gold, Inc. "B"	52,190	2,807,822
Newmont Mining Corp.	131,300	7,011,420
Nucor Corp.	45,618	3,043,633
Phelps Dodge Corp.	29,637	4,263,875
United States Steel Corp.	33,192	1,595,540
		27,153,915
Paper & Forest Products 0.4%
International Paper Co.	144,162	4,845,285
Louisiana-Pacific Corp.	30,891	848,576
MeadWestvaco Corp.	54,544	1,528,868
Weyerhaeuser Co.	71,364	4,734,288
		11,957,017
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	1,140,881	27,940,176
BellSouth Corp.	534,007	14,471,590
CenturyTel, Inc.	37,855	1,255,272
Citizens Communications Co.	96,905	1,185,148
Qwest Communications International, Inc.*	452,981	2,559,342
Verizon Communications, Inc.	808,852	24,362,622
		71,774,150
Wireless Telecommunication Services 0.8%
ALLTEL Corp.	111,536	7,037,922
Sprint Nextel Corp.	856,828	20,015,502
		27,053,424
Utilities 3.3%
Electric Utilities 1.6%
Allegheny Energy, Inc.*	47,218	1,494,450
American Electric Power Co., Inc.	116,615	4,325,250
Cinergy Corp.	57,336	2,434,486
Edison International	95,190	4,151,236
Entergy Corp.	60,609	4,160,808
Exelon Corp.	198,338	10,539,681
FirstEnergy Corp.	95,995	4,702,795
FPL Group, Inc.	115,094	4,783,307
Pinnacle West Capital Corp.	28,096	1,161,770
PPL Corp.	110,348	3,244,231
Progress Energy, Inc.	72,750	3,195,180
Southern Co.	217,988	7,527,126
		51,720,320
Gas Utilities 0.0%
Nicor, Inc.	12,737	500,691
Peoples Energy Corp.	10,857	380,755
		881,446
Independent Power Producers & Energy Traders 0.6%
AES Corp.*	190,750	3,019,573
Constellation Energy Group	51,687	2,977,171
Duke Energy Corp.	270,632	7,428,848
Dynegy, Inc. "A"*	86,961	420,891
TXU Corp.	140,950	7,074,281
		20,920,764
Multi-Utilities 1.1%
Ameren Corp.	59,019	3,024,133
CenterPoint Energy, Inc.	89,068	1,144,524
CMS Energy Corp.*	66,049	958,371
Consolidated Edison, Inc.	72,716	3,368,932
Dominion Resources, Inc.	99,518	7,682,789
DTE Energy Co.	51,203	2,211,457
KeySpan Corp.	49,975	1,783,608
NiSource, Inc.	78,066	1,628,457
PG&E Corp.	100,247	3,721,169
Public Service Enterprise Group, Inc.	69,773	4,533,152
Sempra Energy	76,190	3,416,360
TECO Energy, Inc.	62,988	1,082,134
Xcel Energy, Inc.	117,337	2,166,041
		36,721,127
Total Common Stocks (Cost $2,738,881,876)		3,290,691,297
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 3.938%**, 4/6/2006 (a) (Cost $2,142,504)	2,165,000	2,142,504
	Shares	Value ($)

Cash Equivalents 0.3%
Cash Management QP Trust, 4.26% (b) (Cost $9,317,952)	9,317,952	9,317,952
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,750,342,332)+	99.9	3,302,151,753
Other Assets and Liabilities, Net	0.1	5,006,783
Net Assets	100.0	3,307,158,536

* Non-income producing security

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $2,958,369,194. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $343,782,559. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $657,229,349 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $313,446,790.

(a) At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/16/2006	55	17,396,861	17,253,500	(143,361)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $2,741,024,380)	$ 3,292,833,801
Investment in Cash Management QP Trust (cost $9,317,952)	9,317,952
Total investments in securities, at value (cost $2,750,342,332)	3,302,151,753
Cash	1,309
Receivable for investments sold	4,402,395
Dividends receivable	4,363,017
Interest receivable	56,964
Other assets	162,012
Total assets	3,311,137,450
Liabilities
Payable for investments purchased	3,831,038
Payable for daily variation margin on open futures contracts	60,868
Accrued investment advisory fee	87,008
Total liabilities	3,978,914
Net assets	$ 3,307,158,536

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends	$ 60,086,741
Interest — Cash Management QP Trust	475,712
Interest — Cash Management Fund Institutional	175,572
Interest	68,827
Total Income	60,806,852
Expenses: Management fee	1,609,116
Auditing	59,629
Legal	30,009
Trustees' fees and expenses	85,543
Other	148,539
Total expenses before expense reductions	1,932,836
Expense reductions	(335,186)
Total expenses after expense reductions	1,597,650
Net investment income (loss)	59,209,202
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(44,043,750)
Futures	1,060,696
(42,983,054)
Net unrealized appreciation (depreciation) during the period on: Investments	143,583,092
Futures	(603,344)
142,979,748
Net gain (loss) on investment transactions	99,996,694
Net increase (decrease) in net assets resulting from operations	$ 159,205,896

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 59,209,202	$ 63,587,068
Net realized gain (loss) on investment transactions	(42,983,054)	(83,241,029)
Net unrealized appreciation (depreciation) during the period on investment transactions	142,979,748	340,994,480
Net increase (decrease) in net assets resulting from operations	159,205,896	321,340,519
Capital transactions in shares of beneficial interest: Proceeds from capital invested	711,454,930	725,100,249
Value of capital withdrawn	(835,252,260)	(1,034,387,968)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(123,797,330)	(309,287,719)
Increase (decrease) in net assets	35,408,566	12,052,800
Net assets at beginning of period	3,271,749,970	3,259,697,170
Net assets at end of period	$ 3,307,158,536	$ 3,271,749,970

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,307	3,272	3,260	2,348	2,961
Ratio of expenses before expense reductions (%)	.06	.06	.05	.05	.05
Ratio of expenses after expense reductions (%)	.05	.05	.05	.05	.05
Ratio of net investment income (loss) (%)	1.82	1.97	1.74	1.56	1.29
Portfolio turnover rate (%)	9	7	8[a]	19	9[a]
Total investment return (%)[b,c]	4.90	10.79	28.50	(22.02)	—

[a] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

[b] Total investment return would have been lower had certain expenses not been reduced.

[c] Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

The DWS Equity 500 Index Portfolio (the "Portfolio") (formerly Scudder Equity 500 Index Portfolio) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $301,984,302 and $361,648,555, respectively. Purchases and sales of US Treasury obligations aggregated $7,619,211 and $7,845,000, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG. For its services as Administrator, ICCC does not receive a fee from the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio. The Advisor waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

In addition, for the year ended December 31, 2005, the Advisor maintained the annualized expenses of the Portfolio at not more than 0.05% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor waives its fees may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $295,945 and the amount charged aggregated $1,313,171, which was equivalent to an annual effective rate of 0.04% of the Portfolio's average net assets.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor, Deutsche Investment Management Americas Inc. ("DeIM or the Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor (DEiM) a management fee for the affiliated funds' investments in the QP Trust.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

D. Line of Credit

The Portfolio and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Reductions

For the year ended December 31, 2005, the Advisor had agreed to reimburse the Fund $39,167, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, custodian fees were reduced by $74 for custody credits earned.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

G. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Equity 500 Index Portfolio and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (formerly Scudder Equity 500 Index Fund) (hereafter referred to as the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2006	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The DWS Equity 500 Index Fund (the "Fund"), a series of the DWS Institutional Funds (the "Trust"), invests all of its assets in the DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") and the current sub-advisory agreement between the Advisor and Northern Trust Investments, N.A. (the "Sub-Advisor") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of the Portfolio's and the Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the Fund.

The Advisor or the Sub-Advisor and their predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Trustees considered factors that they believe relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio was lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ended December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's (Institutional Class shares) performance was in the 1st quartile of the applicable Lipper universe. The Board also observed that on a gross return basis the Fund outperformed its benchmark in the one- and three-year periods, and slightly underperformed its benchmark for the five-year period. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisor agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement and sub-advisory agreement, and concluded that the continuation of the agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Investment and Institutional Classes
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Investment Class	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	23339C 305	23339C 206
Fund Number	815	565

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Equity 500 Index Portfolio has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS EQUITY 500 INDEX PORTFOLIO

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$49,600	$225	$0	$0
2004	$49,500	$185	$4,200	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$4,200	$0	$253,272	$257,472

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006